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                                                                  EXHIBIT 24.1

                      CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Mid States Bancshares, Inc.


We consent to the use of our report incorporated herein by reference to our firm under the heading "Interests of Named
Experts and Counsel" in the prospectus.


                                /s/ MCGLADREY & PULLEN


Moline, Illinois
April 19, 1984